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                                EXHIBIT 10.2

                 CONSENT OF LAW OFFICES OF JACK G. ORR, P.S.


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                                 [LETTERHEAD]


                                       January   , 1999


     We hereby consent to the filing of our opinion regarding the validity of the Investment Debentures, Series I as an exhibit to the SB-2 Registration Statement of SFG Mortgage and Investment Company, Inc. We further consent to the use of our name in the Prospectus and Registration Statement.


                                       LAW OFFICES OF JACK G. ORR, P.S.


JGO/st

sfgmort.cons.0114